Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 20% Portfolio
September 30, 2024
VF20-NPRT3-1124
1.837319.118
Alternative Funds - 1.3%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $7,255,919)	709,796	9,234,443

Bond Funds - 49.0%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	575,799	5,326,139
Fidelity High Income Fund (b)	684,050	5,458,721
Fidelity Inflation-Protected Bond Index Fund (b)	756,343	7,094,496
Fidelity Long-Term Treasury Bond Index Fund (b)	368,290	3,734,462
Fidelity Total Bond Fund (b)	16,812,352	164,424,799
VIP Investment Grade Bond II Portfolio - Investor Class (b)	16,584,051	164,347,946
TOTAL BOND FUNDS (Cost $347,357,284)		350,386,563

Domestic Equity Funds - 14.4%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (b)	36,108	3,364,551
Fidelity Contrafund (b)	298,891	6,309,588
Fidelity Enhanced Large Cap Core ETF (b)	116,603	3,741,790
Fidelity Enhanced Mid Cap ETF (b)	91,168	2,931,963
Fidelity Enhanced Small Cap ETF (b)	113,996	3,667,821
Fidelity Low-Priced Stock Fund (b)	50,886	2,260,868
Fidelity Real Estate Investment Portfolio (b)	92,114	3,971,031
VIP Stock Selector All Cap Portfolio - Investor Class (b)	6,396,535	76,630,496
TOTAL DOMESTIC EQUITY FUNDS (Cost $87,928,835)		102,878,108

International Equity Funds - 8.8%
	Shares	Value ($)
Fidelity Canada Fund (b)	18,395	1,333,791
Fidelity Emerging Markets Discovery Fund (b)	463,149	8,165,309
Fidelity Emerging Markets Fund (b)	330,228	13,516,239
Fidelity Enhanced International ETF (b)	184,916	5,599,256
Fidelity Infrastructure Fund (b)	57,631	801,641
Fidelity International Capital Appreciation Fund (b)	120,294	3,632,889
Fidelity International Discovery Fund (b)	79,886	4,193,998
Fidelity International Small Cap Fund (b)	52,950	1,809,291
Fidelity International Small Cap Opportunities Fund (b)	139,236	3,047,885
Fidelity International Value Fund (b)	275,292	3,099,791
Fidelity Overseas Fund (b)	254,305	17,613,142
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $44,247,110)		62,813,232

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/24/2024 (d)	5.23	350,000	348,944
US Treasury Bills 0% 12/12/2024 (d)	4.94	80,000	79,285
US Treasury Bills 0% 12/26/2024 (d)	4.54 to 4.55	50,000	49,462
US Treasury Bills 0% 12/5/2024 (d)	5.02	90,000	89,265
TOTAL U.S. TREASURY OBLIGATIONS (Cost $566,722)			566,956

Money Market Funds - 26.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.89	50,526,749	50,536,854
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	4.87	138,289,267	138,289,267
TOTAL MONEY MARKET FUNDS (Cost $188,826,121)			188,826,121

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $676,181,991)	714,705,423
NET OTHER ASSETS (LIABILITIES) - 0.0%	137,085
NET ASSETS - 100.0%	714,842,508

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	5	Dec 2024	621,950	11,420	11,420

Interest Rate Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	187	Dec 2024	21,370,594	(41,308)	(41,308)

TOTAL PURCHASED					(29,888)

Sold

Equity Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	80	Dec 2024	4,690,800	(303,638)	(303,638)

TOTAL FUTURES CONTRACTS					(333,526)
The notional amount of futures purchased as a percentage of Net Assets is 3.1%
The notional amount of futures sold as a percentage of Net Assets is 0.7%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $566,956.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	24,884,346	41,238,926	15,586,424	1,304,603	6	-	50,536,854	0.1%
Total	24,884,346	41,238,926	15,586,424	1,304,603	6	-	50,536,854

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	1,461,838	27,585	312,854	-	18,826	138,396	1,333,791
Fidelity Commodity Strategy Fund	1,975,189	1,667,313	308,535	75,347	(44,930)	75,514	3,364,551
Fidelity Contrafund	1,502,791	4,509,125	418,546	1,203	11,935	704,283	6,309,588
Fidelity Emerging Markets Discovery Fund	7,788,655	18,568	197,760	-	5,070	550,776	8,165,309
Fidelity Emerging Markets Fund	13,333,819	167,649	1,779,926	-	260,148	1,534,549	13,516,239
Fidelity Enhanced International ETF	4,900,274	-	-	124,264	-	698,982	5,599,256
Fidelity Enhanced Large Cap Core ETF	-	10,474,506	6,992,739	9,095	58,906	201,117	3,741,790
Fidelity Enhanced Large Cap Value ETF	684,004	(1)	736,257	6,649	204,429	(152,175)	-
Fidelity Enhanced Mid Cap ETF	-	2,723,496	-	13,557	-	208,467	2,931,963
Fidelity Enhanced Small Cap ETF	-	3,358,111	-	12,531	-	309,710	3,667,821
Fidelity Equity-Income Fund	2,439,882	18,201	2,643,438	8,584	660,485	(475,130)	-
Fidelity Floating Rate High Income Fund	9,516,426	624,572	4,753,979	545,459	(79,708)	18,828	5,326,139
Fidelity Hedged Equity Fund	9,407,664	2,542	1,663,408	2,543	310,312	1,177,333	9,234,443
Fidelity High Income Fund	3,775,562	2,035,341	586,089	224,365	2,157	231,750	5,458,721
Fidelity Inflation-Protected Bond Index Fund	8,969,720	1,900,022	3,959,032	69,745	(260,235)	444,021	7,094,496
Fidelity Infrastructure Fund	759,224	14,166	71,739	7,535	1,501	98,489	801,641
Fidelity International Capital Appreciation Fund	3,614,793	43,910	495,285	-	97,254	372,217	3,632,889
Fidelity International Discovery Fund	4,086,066	57,554	647,152	-	13,138	684,392	4,193,998
Fidelity International Small Cap Fund	1,886,543	22,609	254,254	-	32,379	122,014	1,809,291
Fidelity International Small Cap Opportunities Fund	2,751,296	29,931	-	-	-	266,658	3,047,885
Fidelity International Value Fund	2,994,051	29,930	337,714	-	37,275	376,249	3,099,791
Fidelity Investments Money Market Government Portfolio - Institutional Class	135,697,223	23,190,323	20,598,279	5,278,002	-	-	138,289,267
Fidelity Long-Term Treasury Bond Index Fund	4,455,102	379,930	1,096,200	96,690	(51,073)	46,703	3,734,462
Fidelity Low-Priced Stock Fund	2,697,945	1,782,367	2,298,298	220,556	61,443	17,411	2,260,868
Fidelity Overseas Fund	17,434,856	216,668	2,447,257	-	384,938	2,023,937	17,613,142
Fidelity Real Estate Investment Portfolio	3,857,144	112,267	411,487	72,979	(23,936)	437,043	3,971,031
Fidelity Total Bond Fund	179,493,756	8,055,938	26,206,588	5,501,439	(845,423)	3,927,116	164,424,799
Fidelity U.S. Low Volatility Equity Fund	7,244,007	2,872	7,399,884	-	963,359	(810,354)	-
Fidelity Value Discovery Fund	1,194,898	5,333	1,264,307	-	338,997	(274,921)	-
VIP Investment Grade Bond II Portfolio - Investor Class	177,997,412	4,233,377	25,517,884	111,854	(1,090,734)	8,725,775	164,347,946
VIP Stock Selector All Cap Portfolio - Investor Class	101,760,217	1,068,740	40,055,935	-	3,771,291	10,086,183	76,630,496
	713,680,357	66,772,945	153,454,826	12,382,397	4,837,804	31,765,333	663,601,613

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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